UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Arena Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARNA	The Nasdaq Global Select Market

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment and Restatement of the Arena Pharmaceuticals, Inc. Amended and Restated 2017 Long-Term Incentive Plan

At the 2019 Annual Stockholders’ Meeting, or Annual Meeting, held on June 13, 2019, along with other items discussed in Item 5.07 below, our stockholders approved the amendment and restatement of our 2017 Amended and Restated Long-Term Incentive Plan, or 2017 LTIP, to, among other things, increase the number of shares authorized for issuance under the 2017 LTIP.

As of the stockholder approval of the amendment and restatement of the 2017 LTIP, or Amended 2017 LTIP, there were 10,740,146 shares of our common stock available for issuance thereunder. This number may be increased or decreased as described below.

The shares under the Amended 2017 LTIP may be granted as incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards. Performance awards may be based on the achievement of operational, financial, research and development, collaborative arrangements and other performance metrics provided under the Amended 2017 LTIP, such as total stockholder return, revenue, research, development and regulatory achievements and strategic and operational initiatives.

Our 2013 Long-Term Incentive Plan, 2012 Long-Term Incentive Plan, 2009 Long-Term Incentive Plan, and 2006 Long-Term Incentive Plan, as amended, which are referred to as the Prior Plans, have all been previously terminated. Notwithstanding such termination, all outstanding awards under the Prior Plans will continue to be governed under the terms of the Prior Plans. The number of shares of common stock authorized for issuance under the Amended 2017 LTIP may be increased by the number of shares subject to any stock awards under the Prior Plans that are forfeited, expire or otherwise terminate without the issuance of such shares and would otherwise be returned to the share reserve under the Prior Plans but for their termination and as otherwise provided in the Amended 2017 LTIP.

Some key features of the Amended 2017 LTIP are summarized below.

Shares Available for Awards. The aggregate number of shares of our common stock that initially may be issued pursuant to stock awards granted under the Amended 2017 LTIP is 3,520,170 shares, less 1 share for every share that was subject to an option or stock appreciation right granted under the 2017 LTIP after March 31, 2019, and 1.75 shares for every 1 share that was subject to an award other than an option or stock appreciation right granted under the 2017 LTIP after March 31, 2019. Shares issued pursuant to the exercise of stock options and stock appreciation rights granted under the Amended 2017 LTIP reduce the available number of shares by 1 share for every share issued while awards other than stock options and stock appreciation rights granted under the Amended 2017 LTIP reduce the available number of shares by 1.75 shares for every share issued.

In addition, shares that, after March 31, 2019, are released from awards granted under the Prior Plans because the awards expire, are forfeited or are settled for cash will increase the number of shares available under the Amended 2017 LTIP by 1 share for each share released from a stock option or stock appreciation right and by 1.75 shares for each share released from a restricted stock award or restricted stock unit award.

The following shares shall not be added to the number of shares available under the Amended 2017 LTIP: (a) shares tendered by the participant or withheld by us in payment of the purchase price of an option granted under the Amended 2017 LTIP or the Prior Plans, or to satisfy any tax withholding obligation with respect to any award granted under the Amended 2017 LTIP or the Prior Plans, (b) shares subject to a stock appreciation right granted under the Amended 2017 LTIP or the Prior Plans that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof, and (c) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options granted under the Amended 2017 LTIP or the Prior Plans.

Shares issued under awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we or any subsidiary combines, will not reduce the shares authorized for issuance under the Amended 2017 LTIP. Shares issued under the Amended 2017 LTIP may consist of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The Company will keep available at all times the number of shares reasonably required to satisfy then-outstanding stock awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any period commencing on the date of the Company’s annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of the Company’s annual meeting of stockholders for the next subsequent year, including equity awards granted under the Amended 2017 LTIP and any other Company equity plans and cash fees paid by the Company to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board of Directors during such period or with respect to a lead director or chairman role, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such awards for financial reporting purposes. For such purposes, any compensation shall be counted towards this limit for the service year in which it is earned (and not when settled or paid in the event it is deferred).

Eligibility; Awards to be Granted to Certain Individuals and Groups. Options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards may be granted under the Amended 2017 LTIP. Options may be either (a) “incentive stock options,” as defined in Section 422 of the internal revenue code, or Code, or (b) nonstatutory stock options. Awards may be granted under the Amended 2017 LTIP to any employee, non-employee member of our Board of Directors, consultant or advisor who provides us service, except for incentive stock options, which may be granted only to our employees or employees of our subsidiaries.

Certain Limits on Shares Subject to Awards. The Amended 2017 LTIP provides that, subject to adjustment as provided in the plan, no participant may be granted (a) options or stock appreciation rights during any calendar year with respect to more than 800,000 shares of common stock or (b) restricted stock awards, performance awards and/or restricted stock unit awards during any calendar year that are subject to performance-based vesting under which more than 800,000 shares of common stock may be earned. In addition to the foregoing, during any calendar year no participant may be granted performance-vesting awards that are denominated in cash under which more than $10,000,000 may be earned.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the Amended 2017 LTIP on and after its effective date is 3,520,170 shares less the number of shares issued pursuant to incentive stock options granted under the 2017 LTIP after March 31, 2019, and prior to the effective date of the Amended 2017 LTIP, in each case with such number of shares subject to adjustment for certain corporate events, including mergers and stock splits.

Minimum Vesting Requirement. Notwithstanding any other provision of the Amended 2017 LTIP to the contrary, equity-based awards granted under the plan will vest no earlier than the first anniversary of the date the award is granted (excluding, for this purpose, any (i) substitute awards (as defined in the plan), (ii) shares delivered in lieu of fully vested cash awards and (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that, the Committee may grant equity-based awards without regard to the foregoing minimum vesting period with respect to a maximum of 5% of the available share reserve authorized for issuance under the Amended 2017 LTIP; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

Administration. The Amended 2017 LTIP will be administered by the Compensation Committee, which shall consist of at least two directors, both of whom must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act and “independent directors” for purposes of the rules of the Nasdaq Stock Market to the extent required by such rules. The Compensation Committee has the authority to select the participants who will receive awards under the Amended 2017 LTIP, to determine the type and terms of the awards, and to interpret and administer the Amended 2017 LTIP. The Compensation Committee may delegate the right to make grants and otherwise take action on the Compensation Committee’s behalf under the Amended 2017 LTIP to a committee of one or more directors and, to the extent permitted by law and Nasdaq Stock Market rules and regulation, to an executive officer or a committee of executive officers the right to grant awards to employees who are not our executive officers (subject to the limitation on the total number of shares that may be subject to such awards as specified by the Compensation Committee). The Compensation Committee may delegate authority to grant options to a committee of one or more members of our Board of Directors, one or more of our executive officers, or a committee of our executive officers. The Compensation Committee has delegated to our Chief Executive Officer the authority to grant stock options to non-executive employees and consultants consistent with the Board-approved hiring plan and grant guidelines and not to exceed 1,400,000 shares in 2019. It is the Compensation Committee’s policy for our Chief Executive Officer to report to it any such stock option grants at its next regularly scheduled committee meeting following such grants.

Exercise Price. The exercise price of options granted under the Amended 2017 LTIP is determined by the Compensation Committee at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date such option is granted, except in the case of substitute awards granted in connection with an acquisition; provided, however, that in the case of an incentive stock option granted to a participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all of our classes of stock, the option price per share will be no less than 110% of the fair market value of one share of our common stock on the date of grant. The fair market value of the common stock is generally determined with reference to the closing price for the common stock on the Nasdaq Stock Market on the date the option is granted (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported).

No Repricing. The Amended 2017 LTIP prohibits option and stock appreciation right repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless stockholder approval is obtained. For purposes of the Amended 2017 LTIP, a “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award

(except for awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we combine) under the Amended 2017 LTIP if the exercise price of the cancelled option or grant price of the cancelled stock appreciation right is greater than the fair market value of the common stock, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the Nasdaq Stock Market rules.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments shall be made, in the discretion of the Compensation Committee, in the number and class of shares of stock subject to the Amended 2017 LTIP, the number and class of shares of awards outstanding under the Amended 2017 LTIP, the limits on the number of awards that any person may receive and the exercise price of any outstanding option or stock appreciation right.

Change in Control. The Compensation Committee may, in its discretion, determine that, upon our “change in control” (as defined in the Amended 2017 LTIP or otherwise defined in the agreement evidencing an award), options and stock appreciation rights outstanding as of the date of the change in control shall be cancelled and terminated without payment therefor if the fair market value of one share of our common stock as of the date of the change in control is less than the per share option exercise price or stock appreciation right grant price.

To the extent provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award or restricted stock unit award (or in which we are the ultimate parent corporation and continue the award), if a participant’s employment with such successor company (or us) or a subsidiary thereof terminates within the period following such change in control set forth in the award agreement (or prior if applicable) under the circumstances set forth in the award agreement, each award held by such participant at the time of such termination of employment will be fully vested, and options and stock appreciation rights may be exercised during the period following such termination set forth in the award agreement. If the successor company does not assume or substitute for such outstanding awards held by participants at the time of the change in control, then unless otherwise provided in the award agreement, the awards will become fully vested immediately prior to the change in control and will terminate immediately after the change in control.

The Compensation Committee, in its discretion, may also determine that, upon the occurrence of a change in control, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property, or in a combination thereof, as the Compensation Committee, in its discretion, will determine.

Amendment and Termination of the 2017 LTIP. Our Board of Directors may alter, amend, suspend or terminate the Amended 2017 LTIP, from time to time as it deems advisable, subject to any requirement of applicable law or the rules and regulations of the Nasdaq Stock Market for stockholder approval. Our Board of Directors may not, without stockholder approval to the extent required by law, amend the Amended 2017 LTIP to increase the number of shares available for awards under the Amended 2017 LTIP, expand the types of awards available under the Amended 2017 LTIP, materially expand the class of persons eligible to participate in the Amended 2017 LTIP, permit the grant of options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant (except for substitute awards granted in connection with an acquisition), or increase the maximum term of the plan or of any options and stock appreciation rights. Our Board of Directors may not, without the approval of our stockholders, take any action with respect to an option or stock appreciation right that may be treated as a repricing under the Nasdaq Stock Market rules (including a reduction in the exercise price of an option or stock appreciation right or the exchange of an option or stock appreciation right for cash or another award if the option or grant price is greater than the fair market value of the common stock). No such action by our Board of Directors may alter or impair any award previously granted under the Amended 2017 LTIP without the written consent of the participant. The Amended 2017 LTIP will expire on the 10th anniversary of its effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Approval of the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan

At the Annual Meeting, our stockholders also approved our 2019 Employee Stock Purchase Plan, or ESPP. A total of 1,000,000 shares of our common stock are available for issuance under the ESPP.

Some key features of the ESPP are summarized below.

Administration. The Board of Directors has the power to administer the ESPP and may also delegate administration of the ESPP to a committee comprised of one or more members of the Board of Directors. The Board of Directors has delegated administration of the ESPP to the Compensation Committee, but retains concurrent authority to administer the ESPP. The Board of Directors and the Compensation Committee are each considered to be a Plan Administrator for purposes of the ESPP. The Plan Administrator has the final power to construe and interpret both the ESPP and the rights granted under it. The Plan Administrator has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase our common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any of our parent or subsidiary companies will be eligible to participate in the ESPP.

Stock Subject to ESPP. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the ESPP is 1,000,000 shares. If any rights granted under the ESPP terminate without being exercised in full, the shares of common stock not purchased under such rights again become available for issuance under the ESPP. The shares of common stock issuable under the ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market.

Offerings. The ESPP will be implemented by offerings of rights to purchase our common stock to all eligible employees. The Plan Administrator will determine the duration of each offering period, provided that in no event may an offering period exceed 27 months. The Plan Administrator may establish separate offerings which vary in terms (although not inconsistent with the provisions of the ESPP or the requirements of applicable laws). Each offering period will have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of our common stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our common stock, subject to certain limitations (which are described further below under “Eligibility”).

The Plan Administrator has the discretion to structure an offering so that if the fair market value of our common stock on the first trading day of a new purchase period within the offering period is less than or equal to the fair market value of our common stock on the first day of the offering period, then that offering will terminate immediately as of that first trading day, and the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new purchase period.

Eligibility. Any individual who is employed by us (or by any of our parent or subsidiary companies if such company is designated by the Plan Administrator as eligible to participate in the ESPP) may participate in offerings under the ESPP, provided such individual has been employed by us (or our parent or subsidiary, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, the Plan Administrator may provide that an employee will not be eligible to be granted purchase rights under the ESPP unless such employee is customarily employed for more than 20 hours per week and five months per calendar year. The Plan Administrator may also provide in any offering that certain of our employees who are “highly compensated” as defined in the Code are not eligible to participate in the ESPP.

No employee will be eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our parent or subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than $25,000 worth of our common stock (determined based on the fair market value of the shares at the time such rights are granted) under all our employee stock purchase plans and any employee stock purchase plans of our parent or subsidiary companies for each calendar year during which such rights are outstanding.

Participation in the ESPP; Limits on Employee Contributions. An eligible employee may enroll in the ESPP by delivering to us, prior to the date selected by the Plan Administrator as the beginning of an offering period, an agreement authorizing contributions which may not exceed the maximum amount specified by the Plan Administrator, but in any case which may not exceed 20% of such employee’s earnings during the offering period. Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically at the end of each purchase period at the applicable purchase price.

Purchase Price. The purchase price per share at which shares of our common stock are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a share of our common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of our common stock on the purchase date. The ESPP does not provide for Company matching contributions.

Payment of Purchase Price; Payroll Deductions. The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change his or her rate of contributions, as determined by the Plan Administrator in the offering. All contributions made for a participant are credited to his or her account under the ESPP and deposited with our general funds.

Purchase Limits. In connection with each offering made under the ESPP, the Plan Administrator may specify (i) a maximum number of shares of our common stock that may be purchased by any participant on any purchase date pursuant to such offering, which, in any case, may not exceed 20% of such employee’s eligible earnings during the offering period, (ii) a maximum aggregate number of shares of our common stock that may be purchased by all participants pursuant to such offering, and/or (iii) a maximum aggregate number of shares of our common stock that may be purchased by all participants on any purchase date pursuant to such offering. If the aggregate purchase of shares of our common stock issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner.

Withdrawal. Participants may withdraw from a given offering by delivering a withdrawal form to us and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, we will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in subsequent offerings under the ESPP.

Termination of Employment. A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by us or any of our parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, we will distribute to the participant his or her accumulated but unused contributions without interest.

Restrictions on Transfer. Rights granted under the ESPP are not transferable except by will, by the laws of descent and distribution, or if permitted by us, by a beneficiary designation. During a participant’s lifetime, such rights may only be exercised by the participant.

Changes in Capitalization. In the event of certain changes in our capitalization, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the ESPP; (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding purchase rights; and (iii) the class(es) and number of securities that are the subject of any purchase limits under each ongoing offering.

Effect of Certain Corporate Transactions. In the event of a corporate transaction (as defined in the ESPP and described below), (i) any surviving or acquiring corporation (or its parent company) may assume or continue outstanding purchase rights granted under the ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the corporate transaction) for such outstanding purchase rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding purchase rights or does not substitute similar rights for such outstanding purchase rights, then the participants’ accumulated contributions will be used to purchase shares of our common stock within ten business days prior to the corporate transaction under such purchase rights, and such purchase rights will terminate immediately after such purchase.

For purposes of the ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction.

Duration, Amendment and Termination. The Plan Administrator may amend or terminate the ESPP at any time. However, except in regard to certain capitalization adjustments, any such amendment must be approved by our stockholders if such approval is required by applicable law or listing requirements.

Any outstanding purchase rights granted before an amendment or termination of the ESPP will not be materially impaired by any such amendment or termination, except (i) with the consent of the employee to whom such purchase rights were granted, (ii) as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

Notwithstanding anything in the ESPP or any offering to the contrary, the Plan Administrator will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, if applicable; (ii) permit contributions in excess of the amount designated by a participant and/or via a cash or check payment in lieu of payroll deductions to adjust for mistakes in Arena’s processing of properly completed contribution elections, (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with that participant’s contributions, (iv) amend any outstanding purchase rights or clarify any ambiguities regarding the terms of any offering or purchase period to enable the purchase rights to qualify under and/or comply with Section 423 of the Code, and (v) establish other limitations or procedures as the Plan Administrator determines in its sole discretion advisable that are consistent with the ESPP and to correct for mistakes in Arena’s processing of properly completed contribution elections; provided in each case that such actions qualify under and/or comply with Section 423 of the Code. Any such actions by the Plan Administrator will not be considered to alter or impair any purchase rights granted under an offering as they are part of the initial terms of each offering and the purchase rights granted under each offering.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting on June 13, 2019. At the Annual Meeting, our stockholders:

(i)

Elected nine nominees for director to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and duly qualified or until their earlier resignation or removal;

(ii)	Approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement for the Annual Meeting;

(iii)

Approved the amendment and restatement of the Arena Pharmaceuticals, Inc. Amended and Restated 2017 Long-Term Incentive Plan to, among other things, increase the number of shares authorized for issuance under the Amended and Restated 2017 Long-Term Incentive Plan;

(iv)	Approved the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan; and

(v)	Ratified the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019.

The tables below set forth the results of the vote of our stockholders for the annual meeting.

Proposal 1: The election of directors

Director Nominee	For	Withheld	Broker Non-Votes
Jayson Dallas, M.D.	29,520,645	5,888,074	9,307,351
Oliver Fetzer, Ph.D.	29,541,274	5,867,445	9,307,351
Kieran T. Gallahue	34,230,966	1,177,753	9,307,351
Jennifer Jarrett	34,962,918	445,801	9,307,351
Amit D. Munshi	34,519,408	889,311	9,307,351
Garry A. Neil, M.D.	35,047,156	361,563	9,307,351
Tina S. Nova, Ph.D.	34,268,920	1,139,799	9,307,351
Manmeet S. Soni	29,166,986	6,241,733	9,307,351
Randall E. Woods	28,419,389	6,989,330	9,307,351

Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting

Votes for approval	33,748,745
Votes against approval	1,604,854
Abstentions	55,120
Broker non-votes	9,307,351

Proposal 3: The approval of the amendment and restatement of the Arena Pharmaceuticals, Inc. Amended and Restated 2017 Long-Term Incentive Plan

Votes for approval	22,851,364
Votes against approval	12,512,982
Abstentions	44,373
Broker non-votes	9,307,351

Proposal 4: The approval of the Arena Pharmaceuticals, Inc. 2019 Employee Stock Purchase Plan

Votes for approval	34,594,256
Votes against approval	770,119
Abstentions	44,344
Broker non-votes	9,307,351

Proposal 5: The ratification of the appointment of KPMG LLP

Votes for approval	43,795,707
Votes against approval	736,400
Abstentions	183,963
Broker non-votes	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2019	Arena Pharmaceuticals, Inc.

	By:	/s/ Amit D. Munshi
Amit D. Munshi
President and Chief Executive Officer